UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2019

FELLAZO INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinshan Building East, Unit 1903

568 Jinshan West Road

Yong Kang City, Zhejiang Province

People’s Republic of China 321300

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 13012855255

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	FLLCU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	FLLC	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	FLLCR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	FLLCW	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2019, Fellazo Inc. (the “Company”) consummated its initial public offering (“IPO”) of 5,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one ordinary share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $50,000,000.

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-231654) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 22, 2019 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated July 24, 2019, by and between the Company and Maxim Group LLC (“Maxim”) the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●

A Warrant Agreement, dated July 24, 2019, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated July 24, 2019, by and between the Company and CST, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 24, 2019, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 24, 2019, by and between the Company, Swipy Ltd (the “Sponsor”) and the holders party thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Letter Agreement, dated July 24, 2019, by and among the Company, its officers, its directors and the Sponsor, a copy of which are attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 24, 2019, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Share Escrow Agreement, dated July 24, 2019, by and among CST, the Company’s officers and directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Unit Purchase Option, dated July 29, 2019, by and between the Company and Maxim, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, dated July 24, 2019, by and between the Company and the Sponsor, the Company completed the private sale of an aggregate of 214,500 units (the “Private Placement Units”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,145,000. The Private Placement Units are identical to the Units sold in the IPO, except that warrants that are part of the Private Placement Units are not redeemable by the Company so long as they are held by the original holders or their permitted transferees. In addition, for as long as the warrants that are part of the Private Placement Units are held by Maxim or its designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On July 29, 2019, the Company issued 50,000 Ordinary Shares to Maxim in connection with its services as underwriter for the IPO. Maxim has agreed not to transfer, assign or sell any such shares until the completion of our initial business combination. In addition, Maxim has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within 12 months from the closing of this offering (or up to 21 months from the closing of this offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement). Such Ordinary Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2019, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $50,000,000, comprised of $47,855,000 of the proceeds from the IPO and $2,145,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by CST, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 12 months (or up to 21 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months (or up to 21 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

On July 24, 2019, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 29, 2019, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

A copy of the specimen warrant certificate is attached as Exhibit 4.3 to this Current Report on Form 8-K, which supersedes specimen warrant certificate previously filed as the Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-231654), filed with the Securities and Exchange Commission on May 22, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 24, 2019, by and between the Company and Maxim.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated July 24, 2019, by and between the Company and CST, as warrant agent.
4.2	Rights Agreement, dated July 24, 2019, by and between the Company and CST, as rights agent.
4.3	Specimen Warrant Certificate.
10.1	Investment Management Trust Agreement, dated July 24, 2019, by and between the Company and CST, as trustee.
10.2	Registration Rights Agreement, dated July 24, 2019, by and among the Company, the Sponsor and the holders party thereto.
10.3	Letter Agreement, dated July 24, 2019, by and among the Company, its officers, its directors and the Sponsor.
10.4	Administrative Services Agreement, dated July 24, 2019, by and between the Company and the Sponsor.
10.5	Share Escrow Agreement, dated July 24, 2019, by and among CST, the Company’s officers and directors and the Sponsor.
10.6	Unit Purchase Option, dated July 29, 2019, by and between the Company and Maxim.
99.1	Press Release, dated July 24, 2019.
99.2	Press Release, dated July 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELLAZO INC.

Date: July 30, 2019	By:	/s/ Nicholas Ting Lun Wong
Name: Nicholas Ting Lun Wong
Title: Chief Executive Officer

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